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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 28, 2004


                         AMERICAN BIO MEDICA CORPORATION
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          New York                        0-28666                14-1702188
------------------------------    -----------------------  -------------------
(State or Other Jurisdiction of  (Commission File Number) (IRS Employer
            Incorporation)                                Identification Number)



                      122 Smith Road, Kinderhook, NY 12106
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243


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ITEM 5.      OTHER MATTERS



         On January 28, 2004, the Registrant appointed Daniel W. Kollin to its Board of Directors. Mr. Kollin was also appointed to the Registrant's Audit Committee.

         On January 28, 2004 the Registrant's Board of Directors accepted the resignation of Dr. Gerald W. Lynch from the Registrant's Board of Directors. Dr. Lynch also served on the Registrant's Audit and Compensation Committees. The Registrant is unaware of any disagreement Dr. Lynch has with the Registrant on any matter relating to the Registrant's operations, policies or practices, nor has Dr. Lynch provided a letter outlining any such disagreements.

         On January 30, 2004, the Registrant's Board of Directors announced the resignation of Douglas Casterlin from the position of Executive Vice President of Operations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

                  99.1 American Bio Medica Corporation press release dated January 30, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN BIO MEDICA CORPORATION (Registrant)


Dated:  January 30, 2004            By:      /s/ Keith E. Palmer
                                       -----------------------------------------
                                             Keith E. Palmer
                                             Chief Financial Officer



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                                  Exhibit Index


Exhibit No.       Description                                   Page No.
-----------       -----------                                   --------

     99.1         American Bio Medica Corporation press             5
                  release dated January 30. 2004.